Ivy Funds

Supplement dated April 13, 2018 to the

Ivy Funds Statement of Additional Information

dated July 5, 2017

as supplemented July 14, 2017, August 18, 2017, September 29, 2017, November 22, 2017, November 28, 2017, January 12, 2018, February 26, 2018 and April 12, 2018

Effective immediately, Daniel P. Becker will no longer serve as a co-portfolio manager of Ivy Large Cap Growth Fund. Accordingly, all references and information related to Mr. Becker are deleted in their entirety.

Effective immediately, Eric C. Perry will no longer serve as a co-portfolio manager of Ivy Balanced Fund. Accordingly, all references and information related to Mr. Perry are deleted in their entirety.

Supplement	Statement of Additional Information	1